UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2021
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Fiesta Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500
Dallas	Texas	75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FRGI	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Fiesta Restaurant Group, Inc. (the "Company") is filing this Amendment No. 1 (the "Amendment") to the Company's Current Report on Form 8-K (the "Form 8-K") filed with the Securities and Exchange Commission on December 9, 2021 solely to make technical corrections to the iXBRL (Inline eXtensible Business Reporting Language) exhibits which were included with the original Form 8-K filing. The remainder of the original Form 8-K is unchanged. The Amendment does not reflect events that may have occurred subsequent to the filing date of the original Form 8-K and does not modify or update in any way disclosures made in the original Form 8-K.

ITEM 8.01. OTHER EVENTS.

As previously disclosed, on July 1, 2021, Fiesta Restaurant Group, Inc. ("Fiesta," "we," "us," "our" or the "Company") entered into a definitive stock purchase agreement for the sale of the Taco Cabana® restaurant brand ("Taco Cabana") to YTC Enterprises, LLC, and affiliate of Yadav Enterprises, Inc. for a cash purchase price of $85 million, subject to reduction for (i) closing adjustments of approximately $4.6 million related to maintenance and repair work at the Taco Cabana restaurants and landscaping restoration as a result of Winter Storm Uri, and (ii) certain other working capital adjustments as set forth in the stock purchase agreement, as amended. The sale was subsequently completed on August 16, 2021.

Fiesta is filing this Current Report on Form 8-K (this "Form 8-K") to recast certain historical financial information and related disclosures contained in the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 2021 (the "2020 Form 10-K"), which was filed with the Securities and Exchange Commission (the "SEC") on March 5, 2021. Beginning in the Company's Quarterly Report on Form 10-Q for the quarter ended July 4, 2021, which was filed with the SEC on August 13, 2021, the Company has presented the Taco Cabana business segment as discontinued operations and held for sale in the Company's unaudited interim consolidated financial statements for all periods presented as a result of meeting the criteria for discontinued operations and held for sale during the quarter ended July 4, 2021. Accordingly, the Company is filing this Form 8-K to recast the relevant financial information in the 2020 Form 10-K to present the financial results of Taco Cabana as a discontinued operation as of and for each of the periods covered in the 2020 Form 10-K. The information in this Form 8-K, including the information filed herewith, is not an amendment to, or restatement of, the 2020 Form 10-K.

The information included in Exhibit 99.1 to this Form 8-K ("Exhibit 99.1") is presented in connection with the reporting changes described above and does not otherwise amend or restate the Company's audited consolidated financial statements that were included in the 2020 Form 10-K. Unaffected items and unaffected portions of the 2020 Form 10-K have not been repeated in, and are not amended or modified by Exhibit 99.1. Other than as required to reflect the presentation of Taco Cabana as discontinued operations, Exhibit 99.1 describes conditions as of the date of the 2020 Form 10-K filing and does not reflect events occurring after we filed the 2020 Form 10-K. Therefore, Exhibit 99.1 should be read in conjunction with the Company's other filings made with the SEC, including the 2020 Form 10-K and filings made subsequent to the date of the 2020 Form 10-K.

Exhibit 99.1 presents a recast of the following historical financial information and related disclosures in the 2020 Form 10-K:

Part II:
•    Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part IV:
•    Item 15. Exhibits and Financial Statement Schedules

Matters discussed in this Current Report on Form 8-K, including Exhibit 99.1 filed herewith, and in our public disclosures, whether written or oral, relating to future events or our future performance, including any discussion, express or implied, regarding our use of proceeds from the sale of Taco Cabana, anticipated Pollo Tropical growth, plans, objectives and the impact of our initiatives, our investments in strategic initiatives for Pollo Tropical, such as improved customer experience initiatives, investments in our digital and related platforms and new unit expansion and the impact of the COVID-19 pandemic and our initiatives designed to respond to the COVID-19 pandemic on future sales, margins, earnings and liquidity contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words "believe," "positioned," "estimate," "project," "plan," "goal," "target," "assumption," "continue," "intend," "expect," "future," "anticipate," and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and the timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth under "Risk Factors" in our other public filings with the SEC. All forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this report or other periodic reports represent our estimates as of the date made and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
23.1     Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP
99.1     Retrospective revisions to the following portions of Fiesta Restaurant Group, Inc.'s Annual Report on Form 10-K for the year ended January 3, 2021, as originally filed with the SEC on March 5, 2021: Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 15. Exhibits and Financial Statement Schedules
101.INS    Inline XBRL Instance Document—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH    Inline XBRL Taxonomy Extension Schema Document
101.CAL    Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF    Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB    Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE        Inline XBRL Taxonomy Extension Presentation Linkbase Document
104     Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: December 10, 2021
By: /s/ Dirk Montgomery
Name: Dirk Montgomery
Title: Senior Vice President, Chief Financial Officer and Treasurer